UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On October 12, 2023, Biora Therapeutics, Inc. (the “Company”) issued a warrant (the “Warrant”) to purchase up to 4,278,074 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), with an exercise price of $1.87 to an accredited investor in a private placement transaction.

The Warrant is exercisable beginning on the date that is six months from the issue date, and is subject to certain vesting conditions as described below.

The holder of the Warrant may from time to time prior to January 31, 2024 agree to acquire, and the Company may agree to sell to such holder, up to an aggregate of $8 million of Common Stock in issuances registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrant will vest in proportion to issuances described in the preceding sentence that are consummated. Neither the holder of the Warrant nor the Company has any obligation to agree to or consummate any such issuances.

The Warrant and shares of Common Stock issuable upon exercise of the Warrant were offered pursuant to an exemption provided under Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder. The purchaser is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act.

The preceding description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference it its entirety.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Form of October 2023 Private Placement Warrant (incorporated by reference to the form of October 2023 Private Placement Warrant filed as Exhibit 4.1 to the Current Report on Form 8-K filed on October 11, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biora Therapeutics, Inc.

Date: October 13, 2023	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer